UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

GOUVERNEUR BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56605	37-2102925
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

42 Church Street, Gouverneur, New York 13642

(Address of principal executive offices) (Zip Code)

(315) 287-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2025, the stockholders of Gouverneur Bancorp, Inc. (the “Company”) approved the Gouverneur Bancorp, Inc. 2025 Equity Incentive Plan (the “Plan”). A description of the material terms of the Plan is included in the definitive proxy statement for the Company’s 2025 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on January 2, 2025. A copy of the Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on February 10, 2025. The final results of the vote for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term or until their successors are duly elected and qualified, by the following vote:

	FOR	WITHHELD
Robert W. Barlow	518,555	341,761
David C. McClure	595,664	264,652
Amy M. Rapholz	516,241	344,075

There were 78,362 broker non-votes on the proposal.

2.	The Gouverneur Bancorp, Inc. 2025 Equity Incentive Plan was approved by stockholders by the following vote:

FOR	AGAINST	ABSTAIN
450,606	408,405	1,305

There were 78,362 broker non-votes on the proposal.

3.	The appointment of Bonadio & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 was ratified by stockholders by the following vote:

FOR	AGAINST	ABSTAIN
820,886	115,690	2,102

There were no broker non-votes on the proposal.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

10.1	Gouverneur Bancorp, Inc. 2025 Equity Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement for the 2025 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 2, 2025 (File No. 000-56605))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOUVERNEUR BANCORP, INC.

Date: February 12, 2025	By:	/s/ Robert W. Barlow
Robert W. Barlow
President and Chief Executive Officer